WADDELL & REED ADVISORS FUNDS

Supplement dated March 20, 2007
to
Advisors Fixed Income and Money Market Funds Prospectus dated January 31, 2007

The following replaces the corresponding bullet in the disclosure regarding the contigent deferred sales charge (CDSC) waivers in the section of "Your Account" entitled The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of Fund shares the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or W&R Target Funds, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by the insurance company

The following information supplements the disclosure regarding the management of Waddell & Reed Advisors Global Bond Fund in the Section entitled "Portfolio Management":

Effective March 2007, Mark G. Beischel assumes responsibility as the sole portfolio manager of the Waddell & Reed Advisors Global Bond Fund. Since January 2002, Mr. Beischel has been co-manager of the Fund, along with Daniel J. Vrabac.

The following information replaces the disclosure regarding the management of Waddell & Reed Advisors Limited-Term Bond Fund in the Section entitled "Portfolio Management":

Waddell & Reed Advisors Limited-Term Bond Fund: Effective February 2007, James C. Cusser is primarily responsible for the day-to-day management of Waddell & Reed Advisors Limited-Term Bond Fund. He is Senior Vice President of Waddell & Reed Investment Management Company (WRIMCO) and Ivy Investment Management Company (IICO) and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager, since August 1992, for Waddell & Reed Advisors Bond Fund and W&R Target Funds, Inc. Bond Portfolio, and, since January 1997, for Waddell & Reed Advisors Government Securities Fund, each of which is managed by WRIMCO. He earned a BA and MA in political science from The American University, and an MA in political science/public administration from Northern Illinois University. Mr. Cusser is a Chartered Financial Analyst.

The following information regards Waddell & Reed Advisors Limited-Term Bond Fund:

Proposed Merger: At a meeting held on February 28, 2007, the Board of Directors of Waddell & Reed Advisors Fixed-Income Funds, Inc. unanimously approved, and recommended that shareholders of Waddell & Reed Advisors Limited-Term Bond Fund approve, the merger of Waddell & Reed Advisors Limited-Term Bond Fund into Waddell & Reed Advisors Bond Fund. Waddell & Reed Advisors Limited-Term Bond Fund shareholders of record on March 23, 2007 will be asked to vote on the proposed merger at a special meeting called for this purpose, tentatively scheduled on or near Tuesday, June 19, 2007.

In addition, the Board of Directors unanimously approved the closing of Waddell & Reed Advisors Limited-Term Bond Fund to new shareholders, effective April 2, 2007. Current shareholders of Waddell & Reed Advisors Limited-Term Bond Fund may continue to purchase shares of the Fund.